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                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73572 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on Form N-4.

                                                   /s/ Arthur Andersen LLP

Hartford, Connecticut
January 25, 2000